EATON VANCE GLOBAL INCOME BUILDER NEXTSHARES

Supplement to Prospectus dated March 1, 2017

1.       The following replaces “Management” under “Fund Summary”:

Investment Adviser. Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund. Boston Management and Research (“BMR”) serves as investment adviser to the Portfolio.

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Managers

Christopher Dyer (lead portfolio manager), Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization, has managed the Fund and the Portfolio since their inception in March 2016.

Michael A. Allison, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since their inception in March 2016.

John H. Croft, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since their inception in March 2016.

Jeffrey D. Mueller, Vice President of EVAIL, has managed the Fund and the Portfolio since their inception in March 2016.

2.       The following replaces the eight and ninth paragraphs under “Management and Organization”:

Pursuant to investment sub-advisory agreements, BMR has delegated a portion of the investment management of the Fund and Portfolio to Eaton Vance Advisers International Ltd. (“EVAIL”), a registered investment adviser. EVAIL is located at 125 Old Broad Street, London, EC2N 1AR, United Kingdom. BMR pays EVAIL a portion of the advisory fees for sub-advisory services provided to the Fund and Portfolio. Prior to November 1, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to the Fund and Portfolio.

The Fund and Portfolio are managed by Christopher Dyer (lead portfolio manager), John H. Croft, Michael A. Allison and Jeffrey D. Mueller. Mr. Dyer has served as a portfolio manager of the Fund and Portfolio since they commenced operations in March 2016 and manages other Eaton Vance portfolios. Mr. Dyer is a Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization. Prior to joining EVAIL in November 2017, Mr. Dyer held identical positions at EVMI. Prior to joining EVMI in June 2015, Mr. Dyer was Head of European Equity at Goldman Sachs Asset Management (“GSAM”) in London, where he also served in various portfolio management roles during his fourteen-year tenure (2001-2015). Mr. Croft has served as portfolio manager of the Fund and Portfolio since they commenced operations in March 2016. Mr. Croft manages other Eaton Vance portfolios, has managed Eaton Vance portfolios for more than five years, and is a Vice President of Eaton Vance and BMR. Mr. Allison has served as a portfolio manager of the Fund and Portfolio since they commenced operations in March 2016. Mr. Allison manages other Eaton Vance portfolios, has managed Eaton Vance portfolios for more than five years, and is a Vice President of Eaton Vance and BMR. Mr. Mueller has served as a portfolio manager of the Fund and Portfolio since they commenced operations in March 2016 and is a Vice President of EVAIL. Prior joining EVAIL in November 2017, Mr. Mueller held identical positions at EVMI. Prior to joining EVMI as a Vice President in March 2015, Mr. Mueller was a High Yield Portfolio Manager and Investment Analyst for Threadneedle Asset Management (2009-2015).

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